UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): July 31, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 22, 2007, Midwest Banc Holdings, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Agreement”) with Northwest Suburban Bancorp., Inc., a Delaware corporation (“Northwest”). On July 24, 2007, the Company announced that the Company and Northwest were discussing alternative transaction structures to provide more certainty that the acquisition would close, but that no agreements had yet been reached. Although the Company and Northwest continue their discussions, no agreement is imminent due to the continued volatility and uncertainty of the credit markets and there can be no assurance that the terms of the Agreement will be amended. The parties are continuing under the terms of the Agreement as originally executed. All required bank regulatory approvals have been obtained and the acquisition remains subject to approval by Northwest’s shareholders and the waiver or satisfaction of certain other conditions described in the Agreement, including the conditions described below.
     Pursuant to the Agreement, Northwest has the right to terminate the Agreement under certain circumstances based upon the performance of the Company’s common stock. Specifically, if (i) the Company’s volume weighted average price for the 30 consecutive trading day period ending on the third trading day prior to the closing date of the acquisition, referred to as the “final VWAP,” is less than $15.4783 (which is equal to 80% of $19.3479, which was the volume weighted average price of the Company’s common stock for the 30 consecutive trading day period ending on March 20, 2007, referred to as the “initial VWAP”), and (ii) the percentage decrease from the initial VWAP to the final VWAP is greater than 15 percentage points lower than the percentage decrease in the NASDAQ Bank Index over the same period of time, then Northwest will have the right to terminate the Agreement, subject to the Company’s right to increase the exchange ratio to a number of shares of Company common stock for each Northwest share that would result in the value per share of the stock consideration (based on the final VWAP) to be equal to $38.00 per share of Northwest common stock.
     If the third trading day prior to the closing date of the acquisition would have been July 30, 2007, such that the calculations described in clauses (i) and (ii) above would have been made as of such date, each of the conditions described in clauses (i) and (ii) would have been satisfied and Northwest would have been entitled to terminate the Agreement, subject to the Company’s right to increase the exchange ratio as described above. The foregoing is provided for illustrative purposes only. The actual calculations will not be made until immediately prior to the closing date of the acquisition based upon trading data during the 30 consecutive trading day period ending on the third trading day prior to completion of the acquisition, referred to as the “reference period.” There can be no assurance whether or not the conditions described above will be satisfied as of the closing date of the acquisition using data from the reference period.
     While Northwest has not publicly stated whether it would exercise its termination right if the conditions described above are met as of the closing date of the acquisition using data from the reference period, Midwest does not currently intend to increase the exchange ratio by any material amount in such event. The parties continue to work towards an October 1, 2007 closing date, but there can be no assurance that the conditions described above and the other conditions set forth in the Agreement will be satisfied or waived such that the acquisition will close, whether on October 1, 2007 or any other date.
     The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 23, 2007 and is incorporated herein by reference in its entirety.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
     This document contains and information that constitutes “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words “believes,” “estimates,” “expects,” “should,” and “anticipates,” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.
ADDITIONAL INFORMATION
     In connection with the proposed acquisition of Northwest by the Company, the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company’s common stock to be issued to the shareholders of Northwest. The registration statement includes a proxy statement/prospectus which will be sent to the shareholders of Northwest seeking their approval of the proposed transaction.
     INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NORTHWEST AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or NWB, 50 North Main Street, Mount Prospect, Illinois 60056, Attention: Investor Relations (telephone number (847) 222-1112).
     The Company, Northwest and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Northwest in connection with the merger transaction. For information about the Company’s directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Northwest’s directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and Northwest described above and other relevant materials to be filed with the SEC.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: July 31, 2007	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Executive Vice President and Chief Financial Officer

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